UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, DC  20549



                                         FORM 8-K



                                      CURRENT REPORT
                          PURSUANT TO SECTION 13 OR 15(d) OF THE
                              SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event reported):
                                      April 13, 1998



                                  Duquesne Light Company
                                  ----------------------
                  (Exact name of registrant as specified in its charter)



            Pennsylvania                1-956                   25-0451600
            ------------                -----                   ----------
          (State or other         (Commission File)          (I.R.S. Employer
          jurisdiction of               Number)            Identification No.)
          incorporation or
           organization)



                                    411 Seventh Avenue
                              Pittsburgh, Pennsylvania  15219
                              -------------------------------
                    (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 393-6000


                                     N/A
         (Former name or former address, if changed since last report.)

        Items 1-4.  Not applicable.


        Item 5.  Other Events.

             Registrant to Join Midwest Independent System Operator.  On
             ------------------------------------------------------
        April 13, 1998, Registrant announced that it has applied for membership in the Midwest Independent System Operator (MISO), a regional electricity transmission organization, and will join upon completion of the proposed merger of its parent company, DQE, Inc. (DQE) with Allegheny Energy, Inc. (AYE). DQE and AYE executives recently notified the Federal Energy Regulatory Commission (FERC) of their intention to join the MISO, and that they would not withdraw from the MISO without the prior approval of the FERC.

             Nine companies committed to formation of the MISO by filing for approval with the FERC in January 1998. The companies are:
        Cinergy Corp.; Commonwealth Edison Company; Wisconsin Electric Power Company; Hoosier Energy Rural Electric Cooperative; Wabash Valley Power Association; Ameren; Kentucky Utility Company; Louisville Gas & Electric Company; Illinois Power Company; and Central Illinois Light Company.

             Registrant Responds to Administrative Law Judges'
             -------------------------------------------------
        Recommended Decisions.  On April 14, 1998, Registrant filed
        ---------------------
        exceptions to the recommendations made March 25 by Pennsylvania Public Utility Commission (PUC) administrative law judges regarding Registrant's restructuring plan. Also on April 14, DQE and AYE jointly filed exceptions to the PUC administrative law judges' recommendation that approval of the proposed merger be delayed by up to 18 months until market power concerns have been addressed.

             In its restructuring plan filed in August 1997, Registrant proposed a market-based approach to determining the value of its generating assets, with a final market test to be applied in 2003, when electricity markets are more fully developed. The administrative law judge did not support this approach, citing the delay until 2003 as inappropriate, and recommended instead either an immediate auction of Registrant's generating assets if the proposed DQE/AYE merger is not consummated, or an administrative determination of the value of such assets if the proposed DQE/AYE merger is consummated. In its exceptions, Registrant is seeking clarification of the administrative law judge's recommendation. Also in its exceptions, Registrant reaffirms its fundamental premise that market data should be used to set the value of its generating assets.

             In their joint exceptions, DQE and AYE commit to mitigate the potential market power of the new company by joining the MISO and by relinquishing control of the output of Registrant's 570-megawatt Cheswick Power Station (Cheswick) for a minimum of two years or until the MISO has been approved. Both actions would occur immediately upon completion of the proposed merger. DQE and AYE further commit to issue a request for proposals to sell the output of Cheswick within a month of securing all required regulatory approvals for the proposed merger. Registrant will continue to own and operate Cheswick. Both DQE and AYE are urging the PUC to adopt the plan for a final valuation of generating assets in 2003.

            Reply exceptions may be filed until April 24, 1998. The PUC is scheduled to consider all exceptions and the recommended decisions in non-binding polls at its April 30, 1998, meeting. A final vote is set for the May 21, 1998, meeting.

            Incorporation of Certain Documents by Reference.  Duquesne
            -----------------------------------------------
        Light Company (the "Company") does hereby incorporate by reference into its Registration Statement (File No. 33-63602) the following documents: (i) as Exhibit 4.5A the officer's certificate dated June 15, 1993 which set forth certain terms of and established the series of the Company's mortgage securities designated First Collateral Trust Bonds, Series E under the Company's Indenture of Mortgage and Deed of Trust dated April 1, 1992, as supplemented and amended (the "Mortgage") (a copy of which is filed as Exhibit 4.5A hereto), and (ii) as Exhibit 4.5B a form of officer's certificate to be used to establish certain additional terms of and provisions of tranches of First Collateral Trust Bonds, Series E to be issued (a copy of which is filed as Exhibit 4.5B hereto).

        Item 6.  Not applicable.

        Item 7.  Financial Statements and Exhibits.

               (a) Not applicable.
               (b) Not applicable.
               (c) Exhibits

            The following documents are filed herewith in accordance with
        Item 601 of Regulation S-K:

             Exhibit No.                   Description

                  4.5A Officer's Certificate dated June 15, 1993 setting forth certain terms of and establishing First Collateral Trust Bonds, Series E

                  4.5B Form of Officer's Certificate establishing certain additional terms of certain First Collateral Trust Bonds, Series E bonds to be issued

        Items 8-9.  Not applicable.

                                    SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 DUQUESNE LIGHT
                                                    COMPANY
                                              ----------------------
                                                  (Registrant)



        Date      April 17, 1998                /s/Gary L. Schwass
              ---------------------           ----------------------
                                                   (Signature)
                                                 Gary L. Schwass
                                              Senior Vice President
                                           and Chief Financial Officer

                                  EXHIBIT INDEX



             Exhibit        Description
             -------        -----------

             4.5A Officer's Certificate dated June 15, 1993 setting forth certain terms of and establishing First Collateral Trust Bonds, Series E

             4.5B Form of Officer's Certificate establishing certain additional terms of certain First Collateral Trust Bonds, Series E bonds to be issued